Certain portions of this exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K

AMENDMENT NO. 5, dated as of October 31, 2022, to CONVERTIBLE SENIOR SECURED DELAYED-DRAW CREDIT AGREEMENT (as amended by Amendment No. 1 thereto, dated as of February 2, 2022, Amendment No. 2 thereto, dated as of March 25, 2022, Amendment No. 3 thereto, dated as of June 9, 2022, and Amendment No. 4 thereto, dated as of September 6, 2022, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Atlas Financial Holdings, Inc., American Insurance Acquisition Inc., Anchor Group Management Inc. (“AGMI”), Anchor Holdings Group, Inc, optOn Digital IP Inc., optOn Insurance Agency Inc., Plainview Premium Finance Company, Inc., jointly and severally (collectively, the “Credit Parties”), the Lenders (as defined therein), and Sheridan Road Partners, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

The Credit Parties, the Administrative Agent and the Lenders whose signatures appear at the foot of this Agreement (who include the Requisite Lenders, as defined in the Credit Agreement) hereby agree as follows:

1. Definitions, Etc. All terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Credit Agreement. References to “Articles” and “Sections” in this Amendment are references to Articles and Sections of the Credit Agreement. References to “Attachments” are references to attachments to this Amendment No. 5.

2. Purposes. The purposes of this Amendment No. 5 are to provide for (a) an increase in the Total Term Loan Commitment from $7,200,000 to $7,950,000, and (b) the other modifications and supplements to the terms of the Credit Agreement and the other Credit Documents provided for herein.

3. Increased Commitment. Each of the Lenders designated on Attachment 1 as a “Supplementing Lender” shall increase the amount of its Term Loan Commitment by the amount indicated on Attachment 1 ($750,000 in the aggregate). All of the parties acknowledge that the Term Loan Commitments of the Lenders other than the Supplementing Lenders have been fully satisfied and that any Term Loans made from and after the date hereof shall be made solely by the Supplementing Lenders in proportion to their respective Term Loan Commitments set forth on Attachment 1.

4. Amendments.

(a) Total Term Loan Commitment. The definition of the term “Total Term Loan Commitment” in Section 1.1 is hereby amended to provided that the term means the aggregate amount of the Term Loan Commitments as of the date of this Amendment No. 5 which is $7,950,000.

(b) Borrowings. Section 2.2 is hereby amended by revising Section 2.2(c) to read in its entirety as follows:

(c) Delayed Draw and Expansion Loans. During the Availability Period, subject to the satisfaction of the conditions set forth in Article IV, additional Term Loans in the aggregate principal amount of $1,000,000 (“Delayed-Draw Loans”) and, after the Delayed-Draw Loans have been fully funded, Expansion Loans in the aggregate principal amount of $4,950,000 may be borrowed during the Availability Period. All Delayed-Draw Loans and

Expansion Loans shall be made pursuant to a Borrowing Certificate delivered to the Administrative Agent pursuant to Section 2.2(a).

(c) Collateral. The Credit Parties will as promptly as practicable deliver a copy, executed by Fifth Third Bank, National Association (the “Depository Bank”), of the Amendment to Deposit Account Control Agreement by and among certain of the Credit Parties (including AGMI), the Administrative Agent and the Depository Bank heretofore executed by the applicable Credit Parties and the Administrative Agent.

5. Miscellaneous.

(a) Except as expressly provided in this Amendment No. 5, the Credit Documents as in existence prior to the date hereof shall remain unmodified and in full force and effect.

(b) From and after the date hereof, all references to the Credit Agreement in the Credit Documents shall be deemed references to the Credit Agreement as amended and supplemented by this Amendment No. 5.

(c) This Amendment No. 5 is a Credit Document and the provisions of Sections 9.11, 9.14, 9.15, 9.16, 9.19 and 9.20 are incorporated herein by reference adjusted mutatis mutandis so that references to the Credit Agreement shall be deemed references to this Amendment No. 5.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be duly executed and delivered as of the date first above written.

ATLAS FINANCIAL HOLDINGS, INC.,
a Cayman Islands exempted company limited by shares
By: /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR GROUP MANAGEMENT INC.,
a New York corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON DIGITAL IP INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
UBI HOLDINGS INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

AMERICAN INSURANCE ACQUISITION INC., a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
ANCHOR HOLDINGS GROUP, INC.,
a New York corporation
By:     /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
optON INSURANCE AGENCY INC.,
a Delaware corporation
By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO
PLAINVIEW PREMIUM FINANCE COMPANY, INC., a Delaware corporation

By:    /s/ Scott D. Wollney
Name:    Scott D. Wollney
Title:    President & CEO

[*****]
[Lender Signature Pages Omitted]